UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2025

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+918048821871

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On May 2, 2025, Mr. Hiroshi Nishijima, resigned from his position of Chief Executive Officer of Zoomcar Holdings, Inc. (the “Company”), effective immediately. Mr. Nishijima’s departure was not in connection with any disagreements with the Company.

On May 9, 2025, the board of directors (the “Board”) of the Company appointed Mr. Deepankar Tiwari, 52, as the Company’s Chief Executive Officer, effective immediately.

Mr. Deepankar Tiwari has over 25 years of experience in the Automotive / Mobility space. He spent over two decades with the Tata Group, being part of Tata Motors Passenger Car Business, followed by being at Tata Sons, the holding company of Tata Group until 2016. Subsequently he was the Asia-Pacific Head for Vehicle Solutions & Business Development at Uber Technologies until 2020. He serves as an Independent Director on the Board of Aiontech Solutions, a publicly listed data solutions company, and also sits on the Board of ETO Motors, which operates across electric vehicle manufacturing, vehicle retail, and energy-as-a-service business. Deepankar is the Director for India & Asia Pacific at Area9 Lyceum, a global leader in AI-driven adaptive learning platform, headquartered in Boston and Copenhagen. Additionally, he has been an advisor to Zoomcar India Private Limited (subsidiary of the Company) since 2019 and he has been the board observer for the Company’s board of directors since February 2025.

No family relationships exist between Mr. Tiwari and any other directors or executive officers of the Company. There are no transactions to which the Company is or was a participant and in which Mr. Tiwari has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2025	Zoomcar Holdings, Inc.

	By:	/s/ Shachi Singh
	Name:	Shachi Singh
	Title:	Chief Legal Officer & General Counsel

2